UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                DECEMBER 31, 1998
                                -----------------

                                 PROXYMED, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

           FLORIDA                     0-22052                65-0202059
           -------                     -------                ----------
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)

         2555 DAVIE ROAD, SUITE 110, FT. LAUDERDALE, FLORIDA 33317-7424
         --------------------------------------------------- ----------
           (Address of principal executive offices)          (Zip Code)

        Registrant's telephone number, including area code (954) 473-1001

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

       On December 31, 1998, a wholly-owned subsidiary of ProxyMed, Inc. ("the Company") merged with Key Communications Service, Inc. ("Key"), whereby the Company issued 2,078,106 shares of common stock. Key, a privately-owned company based in New Albany, Indiana, is a leading provider of remote communications solutions for the clinical laboratory industry. Key designs, manufactures, distributes and services laboratory results reporting communication products for national, regional and hospital-based laboratories. Key's operations will continue in the newly-formed subsidiary, which changed its name to Key Communications Service, Inc. As part of the acquisition, the former stockholders of Key, Jeff K. Carpenter, A. Thomas Hardy and Carl W. Garmon, each received three-year employment agreements.

       The transaction is being accounted for as a pooling of interests. Because of a leveraged buyout transaction consummated on April 30, 1998 by Messrs. Carpenter, Hardy and Garmon, the accounts of Key will be combined with those of the Company from May 1, 1998 forward. Accordingly, financial information reported by the Company for prior annual and interim periods will not be restated to include Key's operations before May 1, 1998.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (a) The audited financial statements of Key Communications Service, Inc. as of and for the fiscal years ended April 30, 1998 and 1997, and the unaudited financial statements of Key Communications Service, Inc. as of and for the six months ended October 31, 1998, are included as exhibits to this Form 8-K. The unaudited financial information as of October 31, 1998 reflects all adjustments (consisting solely of normal recurring adjustments) which are, in the opinion of management, necessary for a fair statement of results for the interim period presented.

       (b) The pro forma financial information required by Item 7(b) are included as exhibits to this Form 8-K. The pro forma information consists of the following: a pro forma combined balance sheet including the Company's consolidated balance sheet as of September 30, 1998 (the end of the most recent period for which a consolidated balance sheet of the Company is required) and the balance sheet of Key as of September 30, 1998; pro forma combined statements of operations for each of the three years ended December 31, 1995, 1996 and 1997 (the Company's most recent fiscal year); and a pro forma combined statement of operations for the nine months ended September 30, 1998 (the period covering the Company's most recent fiscal year end to the most recent interim date for which a balance sheet is required). The pro forma financial information for the nine months ended September 30, 1998 has been derived from the financial statements of ProxyMed, Inc., WPJ, Inc. (which was acquired by the Company on May 19, 1998 and previously reported on Form 8-K dated May 19, 1998) and Key. The pro forma financial information for the year ended December 31, 1997 also includes information derived from the financial statements of Clinical MicroSystems, Inc., Hayes Computer Systems, Inc. and US

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           HealthData Interchange, Inc., all acquired by the Company at various dates in 1997 and previously reported on Forms 8-K dated March 14, 1997, April 30, 1997 and November 19, 1997, respectively. The pro forma financial information for the years ended December 31, 1995 and 1996 includes information derived from the financial statements of the Company and Key only. Additionally, the pro forma financial information for Key included in the years ended December 31, 1995, 1996 and 1997 are derived from the fiscal years ended April 30, 1996, 1997 and 1998, respectively.

       (c) The following exhibits are included herein:

                Exhibit 2.1 -  Agreement and Plan of Merger dated December 31,
                               1998 between ProxyMed, Inc.; its wholly-owned subsidiary ProxyMed Acquisition Corp.; Key Communications Service, Inc.; and Jeff K. Carpenter, A. Thomas Hardy and Carl W. Garmon.

                Exhibit 2.2 -  Audited Financial Statements for Key
                               Communications Service, Inc. as of and for the year ended April 30, 1998.

                Exhibit 2.3 -  Audited Financial Statements for Key
                               Communications Service, Inc. as of and for the year ended April 30, 1997.

                Exhibit 2.4 -  Unaudited Financial Statements for Key
                               Communications Service, Inc. as of October 31, 1998 and for the six months ended October 31, 1998 and 1997.

                Exhibit 2.5 -  Employment Agreement effective January 1, 1999 between Key Communications Service, Inc. and Jeff
                               K. Carpenter.

                Exhibit 99.1 - Pro Forma Combined Balance Sheet of ProxyMed,
                               Inc. and Key Communications Service, Inc. as of September 30, 1998.

                Exhibit 99.2 - Pro Forma Combined Statement of Operations of
                               ProxyMed, Inc. and Key Communications Service, Inc. for the year ended December 31, 1995.

                Exhibit 99.3 - Pro Forma Combined Statement of Operations of
                               ProxyMed, Inc. and Key Communications Service, Inc. for the year ended December 31, 1996.

                Exhibit 99.4 - Pro Forma Combined Statement of Operations of
                               ProxyMed, Inc., Clinical MicroSystems, Inc.,
                               Hayes Computer Systems, Inc., US HealthData
                               Interchange, Inc., WPJ, Inc. and Key
                               Communications Service, Inc. for the year ended December 31, 1997.

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                Exhibit 99.5 - Pro Forma Combined Statement of Operations of
                               ProxyMed, Inc., WPJ, Inc. and Key Communications Service, Inc. for the nine months ended September 30, 1998.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PROXYMED, INC.

Date  JANUARY 14, 1999                    /s/ BENNETT MARKS
                                          -----------------
                                          Bennett Marks, Co-President and Chief
                                          Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT NUMBER                        DESCRIPTION
--------------                        -----------
    2.1 Agreement and Plan of Merger dated December 31, 1998 between ProxyMed, Inc.; its wholly-owned subsidiary ProxyMed Acquisition Corp.; Key Communications Service, Inc.; and Jeff
                  K. Carpenter, A. Thomas Hardy and Carl W. Garmon.

    2.2 Audited Financial Statements for Key Communications Service, Inc. as of and for the year ended April 30, 1998.

    2.3 Audited Financial Statements for Key Communications Service, Inc. as of and for the year ended April 30, 1997.

    2.4 Unaudited Financial Statements for Key Communications Service, Inc. as of October 31, 1998 and for the six months ended October 31, 1998 and 1997.

    2.5 Employment Agreement effective January 1, 1999 between Key Communications Service, Inc. and Jeff K. Carpenter.

   99.1 Pro Forma Combined Balance Sheet of ProxyMed, Inc. and Key Communications Service, Inc. as of September 30, 1998.

   99.2           Pro Forma Combined Statement of Operations of ProxyMed, Inc.
                  and Key Communications Service, Inc. for the year ended December 31, 1995.

   99.3           Pro Forma Combined Statement of Operations of ProxyMed, Inc.
                  and Key Communications Service, Inc. for the year ended December 31, 1996.

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   99.4           Pro Forma Combined Statement of Operations of ProxyMed, Inc.,
                  Clinical MicroSystems, Inc., Hayes Computer Systems, Inc., US HealthData Interchange, Inc., WPJ, Inc. and Key Communications Service, Inc. for the year ended December 31, 1997.

   99.5 Pro Forma Combined Statement of Operations of ProxyMed, Inc., WPJ, Inc. and Key Communications, Inc. for the nine months ended September 30, 1998.

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